EXHIBIT 10.2.1

                       AMENDMENT TO STOCK OPTION AGREEMENT
                        AND REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT TO STOCK OPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of this 21st day of February, 1995, between RICHARD BARRIE FRAGRANCES, a Nevada corporation ("Company), and PATRICK McENANY ("Holder").

         WHEREAS, the Company granted options to Holder to purchase 45,000 shares of the authorized but unissued shares of Common Stock of the Company, $.005 par value (the "Common Stock") at $.75 per share as evidenced by a Stock Option Agreement dated September 20, 1993 (the "Stock Option Agreement");

         WHEREAS, the Company effected a 1-for-3 reverse stock split of the Common Stock in 1994;

         WHEREAS, the such options to purchase are now for 15,000 shares at $2.25 per share because of the reverse split;

         WHEREAS, Section 3(b) of the Option Agreement stated that such options would terminate if Holder's directorship ceased;

         WHEREAS, the Company acknowledges Holder's services and contributions as a director and desires to amend such Section 3(b) to provide that such options not terminate in the event Holder's directorship ceases;

         WHEREAS, the Company desires to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with respect to the Common Shares, in accordance with the terms and conditions set forth in this Agreement;

         IT IS AGREED:

         1.  Registration Rights.

             1.1  Certain Definitions.

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

                  (b) The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act ("Registration Statement"), and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.


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                  (c)  "Registrable  Securities"  shall  mean  the Common Shares issued or issuable to Holder upon exercise of the options evidenced by the Stock Option Agreement (including shares received from the Company with respect to or in replacement of such shares by reason of stock splits, reverse splits, stock dividends or similar events).

                  (d)  "Registration Expenses" shall  mean all expenses incurred by the Company in complying with Section 1 hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                  (e) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Holder pursuant to this Agreement and shall include the fees and costs of any counsel, accountant or other agent engaged by the Holder.

             1.2  "Piggy-Back" Registration Rights.

                  (a) If, at any time when Holder owns Registrable Securities, the Company prepares and files a Registration Statement (other than Registration Statements on Forms S-8 (if not permitted by Commission regulations), S-4, or similar forms), with respect to a public offering of equity or debt securities of the Company, or any of such securities held by its stockholders, the Company will include in such Registration Statement such number of the Registrable Securities as may be requested by the Holder; provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholders, will exceed the maximum amount of the Company's securities that can be marketed (i) at a price reasonably related to their then current market value or (ii) without materially and adversely affecting the entire offering, then the Company may exclude from such offering all or any portion of the Registrable Securities requested to be so registered. If any of the Registrable Securities are so excluded, then the number of securities to be sold by all stockholders in such public offering will be apportioned pro rata among all such selling stockholders, including the Holder, according to the total amount of securities of the Company owned by such selling stockholders, including the Holder.

                  (b) In the event of such a proposed Registration, the Company will furnish the Holder with not less than twenty days' written notice prior to the proposed date of filing the Registration Statement. If the Holder desires to exercise the "piggy-back" registration rights provided in this Section 1.2, it must, within ten days after his or its receipt of the Company's notice, give written notice of such exercise to the Company.

                  (c) Notwithstanding the foregoing, (i) the Company will have no obligation hereunder in connection with any Registration Statement unless the Holder provides to the Company information and documents with respect to its ownership of Registrable Securities, compliance with the law, manner of proposed disposition and such other matters as the Company may reasonably require for disclosure in the Registration Statement; (ii) the Company will not be obligated to register any Registrable Securities unless such registration is then permitted by law and the policy of the Commission; and (iii) the foregoing registration rights are non-assignable except as provided in Section 3.3 hereof and are exercisable only at such time as the Holder cannot publicly sell any of the Registrable Securities under an exemption from the registration requirements of the Act.

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             1.3  Blue Sky.  In  the  event of any Registration pursuant to this
Agreement, the Company will exercise its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business, or to subject itself to taxation in any state or jurisdiction in which it is not now qualified. The Company will furnish to the Holder written advice of its counsel with respect to registration or exemption of such Registrable Securities in such jurisdictions.

             1.4 Expenses of Registration. All Registration Expenses incurred in connection with a Registration pursuant to this Agreement shall be borne by the Company. All Selling Expenses shall be borne by the Holder.

             1.5  Registration Procedures.

                  1.5.1 Advice by Company. The Company will keep the Holder advised as to the initiation and completion of such Registration. At its expense, the Company will (i) use its reasonable efforts to cause the Registration Statement to become effective; (ii) use its reasonable efforts to keep such Registration effective until the earlier of the date on which the Holder has completed the distribution described in the Registration Statement or the date which is six months after the effective date of the Registration Statement; and (iii) furnish such number of prospectuses (including preliminary prospectuses) and other documents as the Holder from time to time may reasonably request.

                  1.5.2 Amendments. The Company will promptly prepare and file with the Commission such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement as the Company determines may be necessary or appropriate, and use its best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Holder of any securities included in such Registration Statement and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

             1.6  Indemnification.

                  1.6.1 Company's Indemnification of the Holder. The Company will indemnify the Holder and each person controlling the Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claim, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse the Holder, and each person who controls the Holder, for any legal and any other expenses reasonably incurred in connection with

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investigating or defending any such claim,  loss,  damage,  liability or action;
provided, however, that the indemnity contained in this Section 1.6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld or delayed); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder or controlling person specifically for use in the Registration Statement. Notwithstanding the above, the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of the Holder, if a copy of the final prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act if the final prospectus corrected the untrue statement or omission or alleged untrue statement or omission.

                  1.6.2 Holder's Indemnification of Company. The Holder will, if Registrable Securities held by the Holder are included in the securities as to which a Registration is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers and each person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and all other holders of securities who are required to use the Registration Statement to sell their securities of the Company, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company, such directors, officers or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the Registration Statement; provided, however, that the Holder's liability under this Section 1.6.2 shall not exceed the gross proceeds generated from the sale by the Holder of Registrable Securities made in connection with such Registration.

                  1.6.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or

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proceeding  on behalf  of the  indemnified  party,  as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holder. If the indemnifying party withholds consent to a settlement or proposed settlement by the indemnified party, it shall acknowledge to the indemnified party its indemnification obligations hereunder.

                 1.6.4 Contribution. If the indemnification provided for in this Section 1.6 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim. In no event shall the amount of any such contribution payable by the Holder exceed the amount payable by the Holder under Section 1.6.2 hereunder.

         2. Covenants of the Company. In connection with the Registration of the Registrable Securities pursuant to this Agreement, the Company agrees to:

             (a) Notify the Holder, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use its reasonable efforts to promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

             (b) Notify the Holder of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

             (c) Make available for inspection by the Holder and the counsel, accountants or other agents retained by the Holder, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder in connection with the Registration Statement, subject

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in each case to reasonable  confidentiality  restrictions imposed by the Company and to the Company's right to refuse access to any agent of Holder who is reasonably unacceptable to the Company.

             (d) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange if the listing of such Registrable Securities is then permitted under the rules of such exchange.

             (e) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holder or any underwriter may reasonably request.

             (f) With the view to making the benefits of Rule 144 promulgated under the Act ("Rule 144") available to the Holder, until such time that the Company shall have no obligation under Section 1 hereunder, the Company shall use its reasonable efforts to: (i) make and keep available adequate current public information with the meaning of Rule 144; and (ii) promptly furnish to the Holder upon request (a) a written statement by the Company that it has complied with the provisions of Section 2(f)(i) hereunder, (b) a copy of the most recent annual or other quarterly report of the Company, and (c) such other reports and documents so filed by the Company with the SEC as may reasonably be requested by the Holder.

         3. Amendment to Section 3(b) of Stock Option Agreement. Notwithstanding any provision of the Stock Option Agreement, Section 3(b) of the Stock Option Agreement is hereby amended to provide that if the Holder ceases to be a director of the Company, the options granted under the Stock Option Agreement shall not expire or terminate, and shall continue in full force and effect during the exercise period and shall become and remain exercisable pursuant to the schedule provided in Section 3(a) of the Stock Option Agreement.

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         4.       Miscellaneous.

                  4.1 Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by certified mail, return receipt requested, addressed (i) if to the Company, at Richard Barrie Fragrances, Inc., 15 Executive Boulevard, Orange, Connecticut 06477, Attention: President; (ii) if to Holder, at 16600 N.W. 54th Avenue, Miami, Florida 33015, c/o Royce Laboratories, or at such other address as each such party furnishes by notice given in accordance with this Section 4.1.

                  4.2 Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

                  4.3 Assignability. The Holder shall not be permitted to assign any of its rights or obligations under this Agreement except to a successor trust or trusts of the Holder or its beneficiaries.

                  4.4 Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  4.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and the Holder. Any amendment or waiver effected in accordance with this Section 4.5 shall be binding upon the Holder and the Company.


         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                             RICHARD BARRIE FRAGRANCES



                                             By: /s/ Richard Barrie
                                                ------------------------------
                                                Name:   Richard Barrie
                                                Title:  President


                                             HOLDER:



                                             By: /s/ Patrick McEnany
                                                ------------------------------
                                                Patrick McEnany

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